UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2007

INTRICON CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements made in this Form 8-K/A and exhibits attached hereto and in IntriCon’s other public filings and releases that are not historical facts or that include forward-looking terminology such as “may”, “will”, “believe”, “estimate”, “expect”, “should”, “optimistic” or “continue” or the negative thereof or other variations thereon are “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements concerning the benefits of the new credit facilities and the Tibbetts acquisition, future growth and expansion, future financial condition and performance, prospects, and the positioning of IntriCon to compete in chosen markets. These forward-looking statements are affected by known and unknown risks, uncertainties and other factors that are beyond IntriCon’s control, and may cause IntriCon’s actual results, performance or achievements to differ materially from the results, performance and achievements expressed or implied in the forward-looking statements. These risks, uncertainties and factors include, without limitation, risks related to the acquisition, including unanticipated liabilities and expenses and changes in the purchase price allocation, the risk that IntriCon may not be able to achieve its long-term strategy, weakening demand for products of the company due to general economic conditions, possible non-performance of developing technological products, the volume and timing of orders received by the company, changes in the mix of products sold, competitive pricing pressures, availability of electronic components for the company’s products, ability to create and market products in a timely manner, competition by competitors with more resources than the company, foreign currency risks arising from the company’s foreign operations and other risks detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2006. The company disclaims any intent or obligation to publicly update or revise any forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise.

Item 2.01. Completion of Acquisition or Disposition of Assets.

          On May 22, 2007, IntriCon Corporation (the “Company”) filed a Current Report on Form 8-K to report the completion of the acquisition of Tibbetts Industries, Inc. (“Tibbetts”) by IntriCon Tibbetts Corporation (formerly known as TI Acquisition Corporation) (“Buyer”), a wholly-owned subsidiary of IntriCon, pursuant to an Asset Purchase Agreement, dated as of April 19, 2007, by and among IntriCon, Buyer and Tibbetts and certain of the principal shareholders of Tibbetts (the “Initial Form 8-K”). The information contained under Item 2.01 of the Initial Form 8-K is incorporated herein by reference. The Company is filing this Amended Form 8-K to provide the financial information required by Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

          The unaudited historical financial statements of Tibbets for the quarter ended March 31, 2007, are filed as exhibit 99.2. The audited historical financial statements of Tibbets for the year ended September 30, 2006 and October 1, 2005, and the related report of Baker, Newman & Noyes LLC, are filed as exhibit 99.3.

(b) Pro Forma Financial Information.

          The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of Tibbets. The unaudited pro forma combined condensed statements of operations for the three months ended March 31, 2007 and the year ended December 31, 2006 and the unaudited pro forma combined condensed balance sheet as of March 31, 2007 are filed with this Form 8-K/A as exhibit 99.4. The unaudited pro forma combined condensed statements of operations for the three months ended March 31, 2007 and the year ended December 31, 2006 give effect to the acquisition of Tibbets as if it had occurred at the beginning of such respective periods. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.

(d) Exhibits

2.1*

Asset Purchase Agreement by and among IntriCon Corporation, IntriCon Tibbetts Corporation (formerly known as TI Acquisition Corporation), Tibbetts Industries, Inc. and certain shareholders of Tibbetts Industries, Inc. dated April 19, 2007, incorporated by reference from IntriCon’s current report on Form 8-K filed with the Securities Exchange Commission on April 23, 2007. A list of the schedules and exhibits to the Asset Purchase Agreement appears on page 4 of the Agreement. IntriCon will furnish to the Securities and Exchange Commission a copy of any omitted schedules or exhibits upon request.

10.1*

Loan and Security Agreement dated as of May 22, 2007, by and among IntriCon, Resistance Technology, Inc., RTI Electronics, Inc. and IntriCon Tibbetts Corporation and LaSalle Bank National Association. A list of the schedules and exhibits to the Loan and Security Agreement appears following the last page of this Agreement. IntriCon will furnish to the Securities and Exchange Commission a copy of any omitted schedules or exhibits upon request.

10.2*	Trademark Security Agreement dated as of May 22, 2007, by IntriCon in favor of LaSalle Bank National Association.

10.3*	Trademark Security Agreement dated as of May 22, 2007, by Resistance Technology, Inc. in favor of LaSalle Bank National Association.

10.4*	Patent Security Agreement dated as of May 22, 2007, by Resistance Technology, Inc. in favor of LaSalle Bank National Association.

23.1	Consent of Baker, Newman & Noyes LLC

99.1*	Press Release dated May 23, 2007.

99.2	Unaudited Financial Statements of Tibbets Industries, Inc. as of March 31, 2007 and for the six months ended March 31, 2007 and 2006.

99.3

Audited Financial Statements of Tibbets Industries, Inc. as of September 30, 2006 and for the year ended September 30, 2006 and 2005 and the report of Baker, Newman & Noyes LLC related to the audited financial statements of Tibbets Industries, Inc.

99.4	Pro Forma Combined Condensed Statement of Operations for the Three Months Ended March 31, 2007 and the year ended December 31, 2006; Pro Forma Combined Condensed Balance Sheet as of March 31, 2007.

*Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IntriCon Corporation

By:
/s/ Scott Longval

Date: August 8, 2007		Scott Longval
Chief Financial Officer

Exhibit Index

2.1*

Asset Purchase Agreement by and among IntriCon Corporation, IntriCon Tibbetts Corporation (formerly known as TI Acquisition Corporation), Tibbetts Industries, Inc. and certain shareholders of Tibbetts Industries, Inc. dated April 19, 2007, incorporated by reference from IntriCon’s current report on Form 8-K filed with the Securities Exchange Commission on April 23, 2007. A list of the schedules and exhibits to the Asset Purchase Agreement appears on page 4 of the Agreement. IntriCon will furnish to the Securities and Exchange Commission a copy of any omitted schedules or exhibits upon request.

10.1*

Loan and Security Agreement dated as of May 22, 2007, by and among IntriCon, Resistance Technology, Inc., RTI Electronics, Inc. and IntriCon Tibbetts Corporation and LaSalle Bank National Association. A list of the schedules and exhibits to the Loan and Security Agreement appears following the last page of this Agreement. IntriCon will furnish to the Securities and Exchange Commission a copy of any omitted schedules or exhibits upon request.

10.2*	Trademark Security Agreement dated as of May 22, 2007, by IntriCon in favor of LaSalle Bank National Association.

10.3*	Trademark Security Agreement dated as of May 22, 2007, by Resistance Technology, Inc. in favor of LaSalle Bank National Association.

10.4*	Patent Security Agreement dated as of May 22, 2007, by Resistance Technology, Inc. in favor of LaSalle Bank National Association.

23.1	Consent of Baker, Newman & Noyes LLC

99.1*	Press Release dated May 23, 2007.

99.2	Unaudited Financial Statements of Tibbets Industries, Inc. as of March 31, 2007 and for the six months ended March 31, 2007 and 2006.

99.3

Audited Financial Statements of Tibbets Industries, Inc. as of September 30, 2006 and for the year ended September 30, 2006 and 2005 and the report of Baker, Newman & Noyes LLC related to the audited financial statements of Tibbets Industries, Inc.

99.4	Pro Forma Combined Condensed Statement of Operations for the Three Months Ended March 31, 2007 and the year ended December 31, 2006; Pro Forma Combined Condensed Balance Sheet as of March 31, 2007.

*Previously filed.